Axogen, Inc. Appoints Kathy Weiler to its Board of Directors Weiler brings 20+ years of strategic and commercial leadership experience to the Axogen, Inc. Board of Directors ALACHUA and TAMPA, FL – December 26, 2023 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerve injuries, is pleased to announce today the appointment of Mrs. Kathy Weiler to its Board of Directors, effective December 20, 2023. Weiler, a senior executive with 20+ years of experience and proven track record in driving strategic commercial initiatives, will serve on the Board’s Governance, Nominating and Sustainability Committee, and the Quality, Compliance, and Portfolio Management Committee. “I am happy to welcome Kathy to the Board as Axogen is approaching an exciting inflection point in its journey,” commented Karen Zaderej, chairman, CEO, and president. “We look forward to working closely with Kathy and leveraging her extensive commercial experience to support Axogen’s patient activation and commercial execution, as we drive toward being cash flow positive.” Weiler is the Executive Vice President, Chief Commercial and Growth Officer at Amwell (NYSE: AMWL). Weiler oversees the company’s growth strategy, driving strategic initiatives and leading business development, sales and account management, commercial enablement, marketing, and strategic and channel partnership teams. Prior to Amwell, Weiler served as Chief Consumer Officer at Optum, where she led consumerism across the enterprise. Preceding that, she was Chief Consumer Strategy Officer at UnitedHealth Group and the Chief Marketing and Experience Officer of Optum Health, leading marketing efforts for Optum Care and Optum’s Population Health Solutions, Complex Care Management, Medical Benefits Management, Behavioral Health, Prevention and Financial Services businesses. Weiler also served as Chief Marketing and Product Officer at Blue Cross and Blue Shield of Massachusetts, where she drove strategic growth and retention business objectives. Weiler spent her earlier career with multiple financial services organizations. She was Chief Marketing Officer of Fidelity Investments FAS business and held senior marketing leadership roles at BNY Mellon/Pershing and The Hartford. Weiler holds a B.A. from Bowdoin College and an M.A. in International Economics and Finance from Brandeis University.

“I am impressed by Axogen’s unique products that restore quality of life for patients with nerve injuries,” said Weiler. “I am excited to join the Board and contribute to the Company’s strategic path, and it’s commercial success.” About Axogen Axogen (AXGN) is the leading Company focused specifically on the science, development, and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain. Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products that are used across two primary application categories: scheduled, non-trauma procedures and emergent trauma procedures. Scheduled procedures are generally characterized as those where a patient is seeking relief from conditions caused by a nerve defect or surgical procedure. These procedures include providing sensation for women seeking breast reconstruction following a mastectomy, nerve reconstruction following the surgical removal of painful neuromas, oral and maxillofacial procedures, and nerve decompression. Emergent procedures are generally characterized as procedures resulting from injuries that initially present in an ER. These procedures are typically referred to and completed by a specialist either immediately or within a few days following the initial injury. Axogen’s product portfolio includes Avance® Nerve Graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard Nerve Connector®, a porcine submucosa ECM coaptation aid for tensionless repair of severed peripheral nerves; Axoguard Nerve Protector®, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; Axoguard HA+ Nerve Protector™, a porcine submucosa ECM base layer coated with a proprietary hyaluronate-alginate gel, a next-generation technology designed to provide short- and long-term protection for peripheral nerve injuries; and Axoguard Nerve Cap®, a porcine submucosa ECM product used to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma. The Axogen portfolio of products is available in the United States, Canada, Germany, the United Kingdom, Spain, South Korea, and several other countries. Cautionary Statements Concerning Forward-Looking Statements

This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward looking statements include the statement that Axogen is approaching an exciting inflection point in its journey and the statement about leveraging Mrs. Weiler’s extensive commercial experience to support Axogen’s patient activation and commercial execution as we drive toward being cash flow positive. Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, the continued impact of COVID-19, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, processing facility transition timing and expense, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year and Part II, Item 1A., “Risk Factors,” for our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. Contact: Axogen, Inc. Harold D. Tamayo, Vice President, Finance and Investor Relations htamayo@axogeninc.com